Transfers of Financial Assets - Summary of Carrying Amount and Fair Value of Transferred Financial Assets Not Qualifying for Derecognition (Parenthetical) (Detail) - CAD ($) $ in Millions	Oct. 31, 2020	Oct. 31, 2019
Disclosure of transferred financial assets that are not derecognised in their entirety [abstract]
Securitization of liabilities at amortized cost	$ 15,768	$ 14,086
Securitization of liabilities at fair value	$ 13,718	$ 13,058